SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report: November 10, 1997

Date of Earliest Event Reported: November 10, 1997


                         THE DIAL CORPORATION
        (Exact name of registrant as specified in its charter)

       Delaware                      1-11793                51-0374887
(State or Other Jurisdiction  (Commission File Number)    (IRS Employee)
     of Incorporation)                                 Identification Number)


15501 North Dial Boulevard, Scottsdale, AZ                  85260-1619
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (602) 754-3425




Item 5.     Other Events.

            In connection with the offering (the "Offering") by The Dial Corporation (the "Company") of up to $115,000,000 aggregate offering price of its Common Stock, par value $.01 per share, pursuant to the Registration Statement on Form S-3 (File No. 333-33659), as amended (the "Registration Statement"), which Registration Statement was declared effective on October 16, 1997, the Company is hereby filing as Exhibit 1 hereto the U.S. Purchase Agreement, dated November 10, 1997 (the "Purchase Agreement"), entered into by the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., NationsBanc Montgomery Securities, Inc., PaineWebber Incorporated, Prudential Securities Incorporated and Smith Barney Inc., as representatives of the U.S. underwriters named in Schedule A thereto. The Purchase Agreement is hereby incorporated by reference into the Registration Statement as Exhibit 1.1 thereto.


Item 7.     Financial Statements and Exhibits.

            The following is filed as Exhibit 1 hereto:

            The Purchase Agreement.





                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  November 11, 1997

                                    THE DIAL CORPORATION



                                    By:  /s/ Lowell L. Robertson
                                         -----------------------------------
                                         Lowell L. Robertson
                                         Senior Vice President, Finance



                             EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

1                                Purchase Agreement